Knowles: The Acoustics Pioneer February 2014 Exhibit 99.1

Cautionary Statements

A number of forward-looking statements are included in this presentation, including 1Q14 projections and mid-term targets. Forward-looking statements are any statements that are not historical facts. The words “believe,” “project,” “plan,” “potential,” “will,” “target,” and similar expressions, among others, generally identify forward-looking statements. These forward-looking statements are based on the current plans and expectations of Knowles and are expressed in good faith and believed to have a reasonable basis, but there can be no assurance that such plans or expectations will be achieved. Because forward-looking statements involve risks and uncertainties, Knowles’ actual results could differ materially from those projected, anticipated or implied in these statements. Factors that could cause actual results or events to differ materially from those anticipated include the matters described under the sections entitled “Risk Factors”
and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in
Knowles’ information statement filed as an exhibit to its Form 10 with the SEC and available at
www.knowles.com.
The financial data included in this presentation for the quarter and year ended December 31, 2013 are preliminary and unaudited and subject to, among others, completion of financial closing procedures, audit and other adjustments.  The content of this presentation contains time-sensitive information that speaks only as of the date of this presentation. Knowles will not be reviewing or updating the material that is contained herein, except as required by applicable law.
If any portion of this presentation is retransmitted or accessed at a later date, the information contained herein may be outdated.

Non-GAAP Disclaimer

In addition to the GAAP financial measures included in this presentation, Knowles has presented certain non-GAAP financial measures. Knowles uses non-GAAP measures as supplements to its GAAP results of operations in evaluating certain aspects of its business, and its Board of Directors and executive management team focus on non-GAAP items as key measures of Knowles’ performance for business planning purposes. These measures assist Knowles in comparing its performance between various reporting periods on a consistent basis, as these measures remove from operating results the impact of items that, in Knowles’ opinion, do not reflect its core operating performance. Knowles believes that its presentation of non-GAAP information is useful because it provides investors and securities analysts with the same information that Knowles uses internally for purposes of assessing its core operating performance.  For a reconciliation of these non-GAAP measures to the most directly related GAAP measure, please see the appendices hereto and the reconciliation tables included in Knowles’ information statement filed as an exhibit to its Form 10 with the SEC.

John Anderson
Senior Vice President &
Chief Financial Officer
Introduction of Presenters
4
Jeffrey Niew
President &
Chief Executive Officer
Mobile Consumer Electronics Specialty Components
Michael Adell
Co-President,
Microphones
Christian Scherp
Co-President, Speakers
& Receivers
Gordon Walker
Co-President,
Acoustics & Hearing
Health
David Wightman
Co-President,
Precision Devices

Discussion Agenda 5 I. Knowles Highlights II. Specialty Components (SC) III. Mobile Consumer Electronics (MCE) IV. Financial Overview V. Conclusion / Q&A VI. Lunch / Demos 5

CULTURE OF INNOVATION Knowles: Who We Are GLOBAL SCALE TOP TIER CUSTOMER ENGAGEMENT 6 units patents

Knowles: What We Do
Mobile Consumer Electronics Mobile Consumer Electronics Specialty Components Specialty Components
Provides the acoustic backbone to
smartphones, tablets, headsets, laptops and
other electronic products
Includes acoustic solutions for hearing aids,
and oscillators and capacitors used in a
broad range of electronic equipment
2013 REVENUE
$778mm $437mm
% total 64% 36%
2013
ADJ. EBITDA*
$246mm $106mm
Adj. EBITDA
margin*
32% 24%
Mobile consumer electronics
Medical           Telecommunications
Technology               Infrastructure
Military / Aerospace     Industrial Markets

*Segment information. Adj. EBITDA is defined as earnings before income taxes plus (i) depreciation and amortization expense and (ii) interest expense, excluding restructuring costs, stock-based compensation, and other items. See Appendices for non-GAAP to GAAP reconciliations.

Knowles: Why We Win 8 CULTURE OF INNOVATION PIONEERING ACOUSTICS EXPERTISE ENTRENCHED CUSTOMER RELATIONSHIPS PROPRIETARY MANUFACTURING PROCESSES DIFFERENTIATED PRODUCTS

Market-Leading Acoustic Supplier with Strong
Engineering Relationships
Key Investment Highlights
9

Attractive End-Markets
Innovative Technology Drives Differentiated
Solutions
Proprietary Operational Capabilities with Margin
Expansion Potential
Experienced Management with Proven Track
Record

Market Leading Acoustics Supplier,
Strong Engineering Relationships

MARKET
LEADERSHIP
Strong Financial
Performance
Acoustic Content
Growth
Product Development
Leadership and
Operational Excellence
Hearing Aid
Solutions
#1 Global Supplier
Top 3 Supplier
#1 Global Supplier
1
Microphones
Speakers /
Receivers
CUSTOMERS

Attractive Markets 11 2 Note: % of total sales based 2013 information.

Innovative Technology Drives Differentiated Solutions

2000 2015+ 2010
Pace of acoustic features
growing exponentially
in recent years
Microphones
Speakers & Receivers
High Performance
Solutions
Integration
Embedded Software +
Hardware Modules
Knowles Acoustic
Subsystems enable smart
Knowles’ technology stems
from 500+ patents
Audio $ Content
3
audio optimization device

Global Operational Capabilities with Margin
Expansion Potential

18
18
11
11
4
More efficient manufacturing footprint
Lower cost geographies
Focus on productivity and low cost sourcing
TODAY MID TERM
1: Exclusive of costs associated with restructuring. Restructuring of 4 of the 7 facilities has been announced and commenced.
Annualized cost savings from restructuring costs incurred in 2012 & 2013 are expected to be approximately $19 million of the targeted amount.
Targeting $40mm -
$50mm of Annualized Cost Savings¹

Experienced and Successful Team 14 15+ yrs Average Years of Industry Experience >10 yrs* 7 Team Members with >10 Years Knowles Experience 5

Knowles: Investment Thesis

INVESTMENT
HIGHLIGHTS
Calendar year ending December
Goal to deliver strong operating margin leverage & enhanced shareholder value
Profitable revenue growth
Well positioned in high
growth mobile consumer
electronics business
Stable revenues and cash
flow from specialty
components
Realize cost efficiencies
through operational
improvements
STRONG AND
PROFITABLE
REVENUE
GROWTH
Note: EBITDA is defined as earnings before income taxes plus (i) depreciation and amortization expense and (ii) interest expense. See Form 10 and appendices for non-GAAP to GAAP reconciliations.

Knowles Specialty Components (SC) 16 Gordon Walker Co-President, Acoustics & Hearing Health

Specialty Components Snapshot

KEY
PRODUCTS
TOTAL REVENUE
($MM) AND
% CHANGE
BUSINESS DYNAMICS
ADJ.
EBITDA
($MM)
1
AND
%
MARGIN
Microphones /
Receivers
Capacitors /
Oscillators
$473
$448 $437
Stable markets
Customer intimacy
Attractive margin and cash flow dynamics
Adds stability and diversity to Knowles portfolio
1 Adj. EBITDA is defined as earnings before income taxes plus (i) depreciation and amortization expense and (ii) interest expense, excluding restructuring costs, stock-based compensation, and acquisition transaction costs.  See Appendices for non-GAAP to GAAP reconciliations.
ACOUSTIC
PRODUCTS
PRECISION
DEVICES

Acoustic Products: What We Do
HEARING HEALTH
PREMIUM AUDIO
“In Ear Monitors”
for musicians
and
enthusiasts
Typically >$100 retail
(up to $1,000)
Receiver content:
1 - 8 receivers per ear

Source: Knowles Management
Hearing Aid
Microphones
Hearing Aid
Receiver

Acoustic Products: Key Themes 19 1 2 3 Leader in Stable, Resilient Market with Favorable Macro Trends Trusted Partner and Technology Leader Strong Margin Expansion Opportunities

Market Overview – Hearing Health Acoustics

ATTRACTIVE MARKET DYNAMICS
STABILITY OF
HEARING MARKET
Stable market
Limited Competition
Market Leader
Strong market position with all
hearing-aid manufacturers (OEMs)
Worldwide Hearing Units Sold (Millions of units)
Source: William Demant “Trends and Directions in the Hearing Healthcare Market”, Knowles Management
Market Leader for >60 Years in an Attractive, Stable Market with Favorable Macro Trends

Mega Trends: Hearing Health

Rapidly aging population
Longer life expectancy
Increasingly affluent
Improved distribution infrastructure
NORTH AMERICA AGING POPULATION
EMERGING
MARKETS
Aged +60 (mm of people in North America)
Source:  United Nations, DESA (Population Division)
Population of Adults Aged 60+ Expected to Increase from ~600 million to 2 billion in 2050

Acoustic Products: Why We Win 22 Leading Product Portfolio 1 2 3 4 Critical Role in Customers’ Products Collaborative Engineering and Development Relationships Most Reliable Partner in the Industry

Partnered with lead customer in 2004
Became principal supplier to RIC segment from
inception
Today over 50% of world market
is RIC
Where We Are Going

Present Future
Product-Technology leadership, MEMs solves
two problems for OEMs:
1. Hearing Instruments require greater stability,
consistency
2. High labor costs from manual assembly
MEMs provides a highly scalable
solution with
superior acoustics
Recent design wins
with 3 of the top 6 hearing
aid OEMs
RECEIVER-IN -CANAL
INSTRUMENTS
MEMS
MICROPHONES
RIC % of Total U.S. Market
Source: US Hearing Industries Association
Knowles Position in MEMs Microphones Demonstrates Technological Leadership

Low-Cost Manufacturing, Expanding Margins

…
LED TO
RELOCATION OF
SPEAKER & RECEIVER MANUFACTURING
Announced August 2013 First Tranche January 2014 To Be Completed Mid-2015
Suzhou, China
Cebu,
Philippines
Estimated ~$10mm in Savings per Year
CONTINUED INFLATION
AND
FX PRESSURE IN CHINA…

Acoustic Products: Key Takeaways 25 1 2 3 Profitable Leader in a Range of Attractive End Markets Product and Technology Leader with Close Customer Relationship Significant Margin Expansion Opportunity

Knowles Specialty Components (SC) 26 David Wightman Co-President Precision Devices

Precision Devices Snapshot

KEY PRODUCTS
Crystal Oscillators
SAW Filters
Thin Film Filters
Single Layer Capacitors
Multi-Layer Capacitors
High Reliability Capacitors
Precision Devices – Chosen by Engineers

Precision Devices: Key Themes 28 Why We Win 1 2 3 4 5 Attractive Dynamics in Our Chosen Markets Selected Market Segments Innovation to Solve Customer Problems Margin Expansion Opportunity

Precision Devices: Why We Win 29 Customer Intimacy Product Innovation Market Segment Focus Operational Excellence

Attractive Dynamics in Our Chosen Markets

Military and Space
Smart Phone Technology advancements pushes global
military communications
Telecoms
Small Cell deployments supporting Data Traffic
Cloud Computing supporting large data centers
Medical
Medical equipment for an aging population
Increasing standards of care in emerging markets
Industrial
Test and Measurement equipment for next generation
networks
Increased applications in harsh operating environments
Technology Driven Solutions to Meet Customer Specific Demands

Focused on Specific, Mission-Critical Market
Segments

Medical
Military and
Aerospace
Telecom
Industrial
Opportunity for
Portfolio
Expansion via
Low Cost
Manufacturing
Consumer Electronics
Knowles Focuses on Mission Critical Segments where Competitive Differentiation
Leads to Strong Margins

Knowles Recipe for Success – Capacitor Innovation

IDENTIFY THE
PROBLEM
MRI Case Study
Material development of ceramic and
electrode systems
New plating technique
New tests for high energy pulse requirements
Soldering techniques for high volume
assembly
Requires high-energy, non-magnetic
capacitors capable of withstanding
high energy pulses
CREATE A
SOLUTION
Primary source for the full range of
non-magnetic capacitors as Knowles
Capacitors can now provide a “one
source” solution
ACHIEVE A
BENEFICIAL OUTCOME
Knowles Identifies the Problem, Creates a Solution, and Becomes a Preferred Source

Margin Expansion Opportunity

Reduction in
Footprint
Direct Labor
Savings
Operational
Excellence /
SG&A
Transition from four
capacitor units into
one global operation
Relocating UK
manufacturing to
Suzhou, China
Overhead and SG&A
reduction
opportunities
Positioned for $9mm of Annualized Savings

Precision Devices: Key Takeaways

Profitable Leader in a Diversity of Carefully
Selected End Markets
1
2
3
Positioned to Build-On Knowles Attributes:
Customer Intimacy, Product Leadership,
Relationship with Engineering Communities
Significant Margin Expansion Opportunity

Mobile Consumer Electronics (MCE) 35 Christian Scherp Co-President, Speakers & Receivers Michael Adell Co-President, Microphones

Speakers / Receivers
Mobile Consumer Electronics Snapshot

Microphones
TOTAL
REVENUE
($MM)¹
AND
%
GROWTH
ADJ. EBITDA ($MM)²
AND
% MARGIN
KEY
PRODUCTS
STRONG FINANCIAL PROFILE
¹ 2011 includes a partial year of Sound Solutions revenue
² Adj. EBITDA is defined as earnings before income taxes plus (i) depreciation and amortization expense and (ii) interest expense, excluding restructuring costs, stock-based compensation, and acquisition transaction costs. See Appendices for non-GAAP to GAAP reconciliations.
Profitable Business with Attractive Growth Opportunities

Typical Smartphone Acoustics Applications

Main Microphone
High Definition
Loud Speaker
Ear-Bud Speakers
Hands-Free
Reduces background
noise
Improves Video
Sound Recording
Calls /  Voice
Recognition
Noise Canceling
Microphones
Clear sounds
High Definition Media
Playback
High Performance
Speakers
Microphones Speakers / Receivers
Noise Cancelling Voice Call Receiver

MCE: Key Themes 38 Attractive Growth Markets 1 2 3 4 5 Market Leadership Commitment to Innovation Acoustic Content Growth Transition to Integrated Audio Solutions

Attractive End-Markets

SMARTPHONES AND TABLETS  VOLUME
Overall “total” market
growing at ~6% CAGR
Smartphone market
slowing to low double
digit growth
Notebook declines
offset by Tablet
Knowles is well
positioned in growth
markets
HIGHLIGHTS
1
Focus Markets Continue to Grow
Source: IDC (Nov. 2013), Management Projections

Attractive Growth Markets – Evolving Market Demands 40 Time Traditional Communication Music, movies and games Augmented Listening Speech recognition 1 Market Demands Driving Growth

Market Leadership 41 Shift towards Integrated Solutions Shift towards Integrated Solutions Standalone Components System Solution 2

Competitive Landscape 42 2 Knowles’ unique combination of application knowledge, silicon design, and proprietary manufacturing Source: Knowles Management

Commitment to Innovation 43 3 Knowles is Constantly Innovating Across its Entire Business

Commitment to Innovation – Microphones

TREND
TOWARD
HIGHER
PERFORMANCE
MICS
KNOWLES
COMMITMENT TO
INNOVATION
Source: Knowles Management
3
Strategically Positioned to Capture Trend to Next Generation Microphone Solutions

Commitment to Innovation –
Speakers and Receivers

The best “acoustic brain” in the industry with strong pre-development capabilities
Unique competence for ultra-thin future speaker solutions
Pushing beyond acoustics to include software, silicon, sensors and more
1997
2005
2013
World’s first Telecom
Micro-speaker
World’s first Rectangular
Micro-speaker
Over 6.6 billion pieces sold
3
Strategic Investment in R&D Drives Knowles Leading-edge Audio Solutions

Acoustic Content Growth

$1 - 2 $2 - 3 $3 - 5
Receiver
Dual Mics
Speaker
Receiver
Single Mic
Speaker
Receiver
Multi Mics
Integrated Speaker
Box/Antenna
Addressable
Content
2008 2012 FUTURE
Source: Knowles Management
4
Opportunities to Increase Content in Each Successive Generation

Acoustic Content Growth

WITH
EACH NEW PRODUCT,
SELLING PRICE RISES
STRONG
AND
INNOVATIVE
INFRASTRUCTURE
Patented microphone technology
In-house ASIC, MEMs, and packaging
Robust product pipeline driven by new
use-cases
NPI = New Product Introduction
Source: Knowles Management
4
Product Innovation Resets ASPs

Microphone
Speaker/Receiver
Integrated Audio Components
Speaker
Modules
(Multi) Mic on Flex
Intelligent Audio Smart Mic
Intelligent Audio
Smart Speaker
Intelligent Audio
5
Capturing Value through Audio Integration
$
$$
$$$
Integrated Solutions Model – Future Trends

Intelligent Audio System
Integrated Speaker Box
Concert
Recording
AudioZoom
Stereo
Capture/Playback
2mic Noise
Reduction
5.1 Surround Sound
Capture / Playback
Wind Noise
Reduction
Gesture
Recognition
Active Noise
Cancellation
Playback
Optimization
Hardware / Software System
Future Knowles Products
Product
Platform
Intelligent
Solutions
Integrated Solutions Model – Future Trends

5
Platform for Pioneering Intelligent Acoustic Applications

MCE: Key Takeaways 50 Attractive Growth Markets Market Leadership Commitment to Innovation Acoustic Content Growth Transition to Integrated Audio Solutions 1 2 3 4 5

Financial Overview 51 John Anderson Senior Vice President & Chief Financial Officer

Financial Highlights

Earnings Growth Through Robust Revenue Improvement and Margin Expansion
Significant
market and
content
growth in
Mobile
Consumer
Strong track
record of
cash flow
generation
Margin
expansion
opportunity
to drive
earnings
growth
Stable
revenue and
cash flow
from
Specialty
Components
Disciplined
approach to
capital
allocation

Track Record of Consistent Revenue Growth

REVENUE ($MM)
KEY
GROWTH DRIVERS
Strong position in growing
smartphone and tablet market
Content growth through multi-mic
adoption and integrated acoustic
systems
Hearing aid penetration in aging
populations and developing markets
Revenue Expansion Driven by Smartphone Market Expansion and Content Growth
Note: 2011 includes a partial year of Sound Solutions revenue

Strong Margins and Cash Flow Generation

ADJ.
EBITDA (AND
% MARGIN)¹
KEY
DRIVERS
Higher volumes and scale efficiencies
2013 Adj. EBITDA margin expansion
due to increased ASP on new
products and improved operating
leverage
Productivity and restructuring actions
beginning to lower costs
Significant capital spent on capacity
expansion and facility restructuring
FREE CASH FLOW (AND
% OF
REVENUES)²
¹ Adj. EBITDA is defined as earnings before income taxes plus (i) depreciation and amortization expense and (ii) interest expense, excluding restructuring costs, stock-based compensation, and acquisition transaction costs. See Appendix for GAAP to Non-GAAP reconciliations.
² Free cash flow is calculated as cash flow provided by operating activities less capital expenditures.

Margin Expansion Strategy

TODAY
MID
TERM
Footprint
Consolidation
Movement to
Lower-Cost
Regions
Operational
Excellence
Low cost materials sourcing
Lean focus / productivity enhancements
Further back office streamlining
Improved operating leverage
18 11
Suzhou
UK
Cebu
Suzhou
Expect to Drive $40mm -
$50mm Annualized Cost Savings
1: Exclusive of costs associated with restructuring. Restructuring of 4 of the 7 facilities has been announced and commenced.
Annualized cost savings from costs incurred in 2012 & 2013 are expected to be approximately $19 million of the expected amount.
1

Efficient Capital Structure and Capital Allocation

Organic growth investments
Continued funding of research and
development
Productivity improvements
Expanding manufacturing footprint in cost-
competitive regions
Bolt-on acquisitions
Evaluate return of capital (mid-term)
STRONG BALANCE SHEET AT
SPIN
CAPITAL ALLOCATION PRIORITIES
(US$ in millions) At Spin
Cash $40
Total Debt $400
Net Debt $360
Total Debt / Adj. EBITDA¹
1.3x
Net Debt / Adj. EBITDA¹
1.2x
Intent to maintain
Investment Grade-like credit metrics
Focused on Efficient Capital Allocation to Drive Shareholder Value
1: Adj. EBITDA is defined as earnings before income taxes plus (i) depreciation and amortization expense and
(ii) interest expense, excluding restructuring costs, stock-based compensation, and other items. See Appendix for GAAP to Non-GAAP reconciliations.

2013 Historical Data and Projections for Q1’14
(non-GAAP)

Note: See Appendices for GAAP to Non-GAAP reconciliations.
Q1’13 Q2’13 Q3’13 Q4’13 Q1’14E
Revenue ($M) $276 $297 $312 $330 $260-265
Gross Profit ($M) $97 $106 $122 $125 $88-91
Gross Profit Margin (%) 35.2% 35.7% 39.2% 37.9% 34.0-35.0%
Operating Profit ($M) $39 $50 $69 $66 $31-33
Operating Margin (%) 14.2% 16.9% 22.1% 20.0% 12.0-13.0%

Where We Are Where We Are Going
Mid Term Financial Model Targets

Increased market share in high growth, high
margin businesses
Expansion into adjacent markets
Additional customer penetration and content
Lower cost structure
Long-standing acoustic solutions market leader
Highly diversified products
Global footprint
Experienced management team
¹ Non-GAAP.  See appendices for non-GAAP to GAAP reconciliations.
² Free Cash Flow calculated as Operating Cash Flow less Capex.

Knowles Conclusion + Q&A

Key Investment Highlights

Market-Leading Acoustic Supplier with Strong
Engineering Relationships
Attractive End-Markets
Innovative Technology Drives Differentiated
Solutions
Proprietary Operational Capabilities with Margin
Expansion Potential
Experienced Management with Proven Track
Records

Appendices 61

KNOWLES CORPORATION
GAAP FINANCIAL MEASURES AND NON-GAAP FINANCIAL MEASURES
(1)
(unaudited, dollars in millions)
Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total
Revenue 276.2 $        296.7 $        311.6 $       330.3 $        1,214.8 $       261.1 $       260.7 $        299.6 $        296.6 $        1,118.0 $
Non-GAAP Gross profit 97.3             105.8           122.0          125.1           450.2             88.6            92.9             111.5           115.0           408.0
Non-GAAP Selling and administrative expenses 58.0             55.6             53.1            59.1             225.8             49.6            54.8             53.1             54.7             212.2
Non-GAAP Operating earnings 39.3 $          50.2 $          68.9 $         66.0 $          224.4 $          39.0 $         38.1 $          58.4 $          60.3 $          195.8 $
Notes:
2013 2012
(1)  In addition to the GAAP financial measures included herein, Knowles has presented certain non-GAAP financial measures.  Knowles uses non-GAAP measures as supplements to its GAAP results of operations in evaluating certain aspects of its business, and its Board of Directors and executive management team focus on non-GAAP items as key measures of Knowles'
performance for business planning purposes.  These measures assist Knowles in comparing its performance between various reporting periods on a consistent basis, as these measures remove from operating results the impact of items that, in Knowles' opinion, do not reflect its core operating performance.  Knowles believes that its presentation of non-GAAP financial measures is useful because it provides investors and securities analysts with the same information that Knowles uses internally for purposes of assessing its core operating performance.

KNOWLES CORPORATION
RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES
(unaudited, dollars in millions)
Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total
GAAP Gross Profit 94.9 $         100.1 $         117.9 $         118.6 $        431.5 $          88.6 $         92.9 $         111.5 $       114.0 $        407.0 $
Asset Impairment and Related Inventory Charges -               -                 0.4                   1.7                 2.1                  -               -               -               -                -
Restructuring Charges 1.8               4.0                   1.0                   1.0                 7.8                  -               -               -               0.4                 0.4
Production Transfers Costs
(1)
0.6               1.7                   2.7                   3.8                 8.8                  -               -               -               0.6                 0.6
Non-GAAP Gross Profit 97.3 $         105.8 $         122.0 $         125.1 $        450.2 $          88.6 $         92.9 $         111.5 $       115.0 $        408.0 $
Non-GAAP Gross Profit as % of Revenues 35.2% 35.7% 39.2% 37.9% 37.1% 33.9% 35.6% 37.2% 38.8% 36.5%
GAAP Selling and Administrative Expenses 72.4 $         72.5 $            66.2 $            73.0 $           284.1 $          62.9 $         68.2 $         66.6 $         73.2 $           270.9 $
Stock-Based Compensation Expense (0.5)              (0.7)                (0.5)                (0.3)               (2.0)                 (0.5)              (0.5)              (0.5)              (0.4)               (1.9)
Intangibles Amortization Expense (11.6)            (12.3)              (11.5)              (10.5)             (45.9)              (11.7)            (12.1)            (11.1)            (13.6)             (48.5)
Asset Impairment Charges (0.5)              -                 -                 (2.6)               (3.1)                 -               -               (0.8)              (0.9)               (1.7)
Restructuring Charges (1.6)              (5.5)                (1.0)                (0.4)               (8.5)                 (1.0)              (0.7)              (0.8)              (3.0)               (5.5)
Production Transfers Costs
(1)
(0.2)              0.2                   (0.1)                (0.1)               (0.2)                 (0.1)              (0.1)              (0.3)              (0.6)               (1.1)
Other -               1.4                   -                 -                1.4                  -               -               -               -                -
Non-GAAP Selling and Administrative Expenses 58.0 $         55.6 $            53.1 $            59.1 $           225.8 $          49.6 $         54.8 $         53.1 $         54.7 $           212.2 $
Non-GAAP S&A Expenses as % of Revenues 21.0% 18.7% 17.0% 17.9% 18.6% 19.0% 21.0% 17.7% 18.4% 19.0%
GAAP Operating Earnings 22.5 $         27.6 $            51.7 $            45.6 $           147.4 $          25.7 $         24.7 $         44.9 $         40.8 $           136.1 $
Stock-Based Compensation Expense 0.5               0.7                   0.5                   0.3                 2.0                  0.5               0.5               0.5               0.4                 1.9
Intangibles Amortization Expense 11.6             12.3               11.5               10.5              45.9                11.7             12.1             11.1             13.6              48.5
Asset Impairment and Related Inventory Charges 0.5               -                 0.4                   4.3                 5.2                  -               -               0.8               0.9                 1.7
Restructuring Charges 3.4               9.5                   2.0                   1.4                 16.3                1.0               0.7               0.8               3.4                 5.9
Production Transfers Costs
(1)
0.8               1.5                   2.8                   3.9                 9.0                  0.1               0.1               0.3               1.2                 1.7
Other -               (1.4)                -                 -                (1.4)                 -               -               -               -                -
Non-GAAP Operating Earnings 39.3 $         50.2 $            68.9 $            66.0 $           224.4 $          39.0 $         38.1 $         58.4 $         60.3 $           195.8 $
Non-GAAP Operating Earnings as % of Revenues 14.2% 16.9% 22.1% 20.0% 18.5% 14.9% 14.6% 19.5% 20.3% 17.5%
Notes:
2013 2012
(1)  Production Transfer Costs represent one-time and duplicate costs incurred to migrate manufacturing to new facilities, primarily for speakers, hearing health products, and capacitors. These amounts are included in the corresponding GAAP Gross Profit, GAAP Selling and Administrative Expenses and GAAP Operating Earnings for each period presented.

KNOWLES CORPORATION
(unaudited, dollars in millions)
2013
Mobile Consumer Electronics
Adjusted EBITDA
(1)
245.7 $
Asset Impairment and Related Inventory Charges (5.1)
Restructuring Charges (7.3)
Production Transfers Costs
(2)
(3.6)
EBITDA
(3)
229.7 $
MCE EBITDA as % of MCE Revenues 29.5%
Specialty Components
Adjusted EBITDA
(1)
106.2 $
Restructuring Charges (9.2)
Production Transfers Costs
(2)
(5.2)
Other 1.4
EBITDA
(3)
93.2 $
SC EBITDA as % of SC Revenues 21.3%
Total Segments EBITDA
(3)
322.9 $
Corporate/Other
Adjusted EBITDA
(1)
(44.9) $
Stock-Based Compensation Expense (1.9)
EBITDA
(3)
(46.8) $
Combined EBITDA
(3)
276.1 $
Interest Expense, net (42.0)
Depreciation and Amortization Expense (130.9)
Earnings before income taxes 103.2 $
RECONCILIATION OF SEGMENT NON-GAAP FINANCIAL MEASURES
TO GAAP FINANCIAL MEASURES
(1)  Adjusted EBITDA is defined as net earnings plus (i) depreciation and amortization expense, (ii) interest expense, and (iii) income taxes, excluding restructuring costs, stock-
based compensation, and acquisition transaction costs.
(3)  EBITDA is defined as net earnings plus (i) depreciation and amortization expense, (ii)
interest expense, and (iii) income taxes.
(2)  Production Transfer Costs represent one-time and duplicate costs incurred to migrate manufacturing to new facilities, primarily for speakers, hearing health products, and capacitors.

KNOWLES CORPORATION
(unaudited, dollars in millions)
2012 2011
Mobile Consumer Electronics
Adjusted EBITDA
(1)
184.7 $            154.8 $
Asset Impairment and Related Inventory Charges (1.7) -
Restructuring Charges (1.2) -
Production Transfers Costs
(2)
(1.7) -
EBITDA
(3)
180.1 $            154.8 $
MCE EBITDA as % of MCE Revenues 26.9% 30.4%
Specialty Components
Adjusted EBITDA
(1)
115.0 $            130.1 $
Restructuring Charges (4.6) (0.5)
EBITDA
(3)
110.4 $            129.6 $
SC EBITDA as % of SC Revenues 24.6% 27.4%
Total Segments EBITDA
(3)
290.5 $            284.4 $
Corporate/Other
Adjusted EBITDA
(1)
(38.3) $            (39.2) $
Stock-Based Compensation Expense (1.9) (1.9)
Acquisition Transaction Costs
(4)
- (13.1)
EBITDA
(3)
(40.2) $            (54.2) $
Combined EBITDA
(3)
250.3 $            230.2 $
Interest Expense, net (56.5) (39.9) $
Depreciation and Amortization Expense (114.9) (84.8) $
Benefit from (provision for) income taxes 0.2 (7.1) $
Net Earnings 79.1 $              98.4 $
(4)  Acquisition Transaction Costs represent expenditures associated with the purchase of the Sound
Solutions business.
RECONCILIATION OF SEGMENT NON-GAAP FINANCIAL
MEASURES TO GAAP FINANCIAL MEASURES
(1)  Adjusted EBITDA is defined as net earnings plus (i) depreciation and amortization expense, (ii) interest expense, and (iii) income taxes, excluding restructuring costs, stock-based compensation, and acquisition transaction costs.
(3)  EBITDA is defined as net earnings plus (i) depreciation and amortization expense, (ii) interest expense, and (iii) income taxes.
(2)  Production Transfer Costs represent one-time and duplicate costs incurred to migrate manufacturing to new facilities, primarily for speakers, hearing health products, and capacitors.

KNOWLES CORPORATION
(unaudited, dollars in millions)
2013
Revenues 1,214.8 $
Earnings Before Taxes 103.2
Depreciation and Amortization Expense 130.9
Interest Expense, net 42.0
EBITDA
(1)
276.1 $
EBITDA margin
(2)
22.7%
RECONCILIATION OF EARNINGS BEFORE TAXES TO
EBITDA
(1)  EBITDA is defined as net earnings plus (i) depreciation and amortization expense,
(ii) interest expense, and (iii) income taxes.
(2)  EBITDA margin is defined as EBITDA as a percentage of revenue.

KNOWLES CORPORATION
(unaudited, dollars in millions)
2012 2011 2010 2009 2008
Revenues 1,118.0 $      983.3 $          730.4 $          587.0 $          630.4 $
Net Earnings 79.1 98.4 109.3 37.3 33.1
Depreciation and Amortization Expense 114.9 84.8 54.4 50.7 49.5
Interest Expense, net 56.5 39.9 20.3 21.2 37.5
Benefit from (provision for) income taxes (0.2) 7.1 7.5 18.5 13.0
EBITDA
(1)
250.3 $          230.2 $          191.4 $          127.6 $          133.1 $
EBITDA margin
(2)
22.4% 23.4% 26.2% 21.7% 21.1%
(1)  EBITDA is defined as net earnings plus (i) depreciation and amortization expense, (ii) interest expense, and (iii) income taxes.
(2)  EBITDA margin is defined as EBITDA as a percentage of revenue.
RECONCILIATION OF NET EARNINGS TO
EBITDA